Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
BY INTELIQUENT, INC.

From: Ian Neale
Sent: Saturday, April 23, 2016 9:26 AM
To: 'Taylor, Mike (Operations)'; Dave Lopez; Kumar, Manoj; Williams, Dan (Legal)
Subject: RE: Amendment Language

Mike,

Thanks for your email confirming the change of terms relating to your [***] and [***]service traffic, we agree that your email reflects recent discussion on these matters.

We appreciate you working with us on these issues and look forward to our on-going partnership with T-Mobile.

Cheers, Ian.

From: Taylor, Mike (Operations)
Sent: Saturday, April 23, 2016 3:06 AM
To: Ian Neale; Dave Lopez
Cc: Kumar, Manoj ; Williams, Dan (Legal)
Subject: Amendment Language

Ian/Dave,

T-Mobile has agreed to provide following to Inteliquent:

·         PRC Free [***] minutes from [***] to [***].

·         Additional [***] minutes by [***]

·         [***] additional [***]by [***]

·         During any month between [***] through [***], if high cost destination traffic falls below under [***] % of ( total [***]traffic) then Inteliquent will pay PRC for [***] minutes for that month

·         T-Mobile agrees to following definition for Excess Outbound 8YY Service MOUs:

o   Excess Outbound 8YY Service MOUs: If PRC Free [***] is applicable

§  The total Outbound 8YY Service MOUs in a given month minus [***] MOUs minus the total Outbound IntraMTA Service MOUs in that month divided by [***].

o   Excess Outbound 8YY Service MOUs: If PRC Free [***] is not applicable

§  The total Outbound 8YY Service MOUs in a given month minus the total Outbound IntraMTA Service MOUs in that month divided by [***]

Please let me know if you have any question.

Thanks,

-Mike

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.